Exhibit 10.3

                                   SCHEDULE
                            TO THE MASTER AGREEMENT

                         DATED AS OF [*] NOVEMBER 2005

                                    between

                               BARCLAYS BANK PLC
                                  ("PARTY A")

                                      and

                     GRACECHURCH CARD FUNDING (NO. 11) PLC
                                  ("PARTY B")

PART 1

TERMINATION PROVISIONS

1.1 "SPECIFIED ENTITY" for the purpose of Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(iv) will not apply to Party A or Party B.

1.2    "SPECIFIED TRANSACTION" has the meaning specified in Section 14.

1.3 The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

1.4 The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

1.5 The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

1.6    PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
       Agreement:

       (i)      Market Quotation will apply.

       (ii)     The Second Method will apply.

1.7 "TERMINATION CURRENCY" means (a) in the case of a payment due from Party A, the lawful currency for the time being of the United States of America, and (b) in the case of a payment due from Party B, the lawful currency for the time being of the United Kingdom.

1.8 "BANKRUPTCY" sub-clause (2) of Section 5 (a)(vii) shall not apply to Party B.

1.9    ADDITIONAL TERMINATION EVENTS

(a) ADDITIONAL TERMINATION EVENTS. The following shall constitute Additional Termination Events:

       (i) ENFORCEMENT NOTICE. An Enforcement Notice is served upon Party B by the Note Trustee and, with respect to such Additional Termination Event, Party B shall be the sole Affected Party.

       (ii) RATING EVENT. A Rating Event as defined in Part 5.2 shall have occurred. Party A shall be the sole Affected Party in respect thereof.

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       (iii)    WITHHOLDING TAX EVENT. In the event that there is a withholding tax imposed (1) in relation to the Party B's payments under the Notes; (2) in relation to any payments to Party B under the Series 05-4 MTN; (3) in relation to Party B's payments under this Agreement, (4) in relation to Party A's payments under this Agreement (following the expiration of a period of 30 days from Party B or the Note Trustee becoming aware of the imposition of such withholding tax and notwithstanding Party
                A's obligations in relation to Section 6(b)(ii)(2) of this Agreement); provided that: (A) with respect to the Additional Termination Events set out in this paragraph 1.9(a)(iii), for purposes of Section 6(b)(iv) of the Agreement (Right to Terminate), Party A shall be the sole Affected Party (and provided further that in the event that Party B exercises its right to terminate in accordance with the Agreement, the relevant class of Noteholders in respect of the relevant Agreement shall first have directed the Note Trustee to terminate the relevant Agreement by way of extraordinary resolution); (B) with respect to the Additional Termination Events set out in this paragraph 1.9(a)(iii)(1), 1.9(a)(iii)(2) and/or 1.9(a)(iii)(3), for purposes of all calculations and payments in respect of early termination as provided by Section 6(e) of this Agreement (Payments on Early Termination), Party B shall be considered to be the sole Affected Party for purposes of all such calculations.

       (iv) DECLARATION OF PURPOSE TRUST - CESSATION OF SERIES 05-4 INVESTOR BENEFICIARY INTEREST. The subject (being the Series 05-4 Investor Beneficiary Interest) of the Declaration of Purpose Trust has been reduced to zero and is not capable of reinstatement and, with respect to such Additional Termination Event, Party B shall be the sole Affected Party, provided always that: (1) the provisions of Section 6(e) of this Agreement will not apply to the Additional Termination Event contained in this sub-paragraph (iv); and (2) in connection with any Additional Termination Event in this sub-paragraph
                (iv) any Early Termination Amount shall be zero.

1.10 The "TAX EVENT" provisions of Section 5(b)(ii) (and accordingly 5(b)(iii)) will not apply to Party A and Party B. Party A shall not be entitled to terminate any Transaction pursuant to Section 5(b)(iii) if it is the Affected Party (as defined in that section).

PART 2

TAX REPRESENTATIONS

       (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party B will not make any representation and Party A will make the following representation:

                "It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

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                provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position."

       (b) PAYEE TAX REPRESENTATIONS For the purposes of Section 3(f) of this Agreement, Party A will make the following representation:

                       "Party A is entering into the Transactions through a branch in the United Kingdom within the charge to United Kingdom corporation tax and holds the Transactions solely for the purpose of a trade carried on by party A through that branch otherwise than as agent or nominee for another person."

PART 3

AGREEMENT TO DELIVER DOCUMENTS

(a)    Tax forms, documents or certificates to be delivered are:

       PARTY REQUIRED TO     FORM/DOCUMENT/CERTIFICATE      DATE BY WHICH TO BE
       DELIVER DOCUMENT                                     DELIVERED

       Party A and Party B   Any document required or       Promptly upon the
                             reasonably requested to        reasonable demand
                             allow Party A or Party B        by the other party
                             to make payments under
                             this Agreement without
                             any deduction or
                             withholding for or on
                             account of any tax or
                             with such deduction or
                             withholding at a reduced
                             rate or to enable the
                             relevant party to claim
                             back or be refunded for
                             any amount of Tax so
                             withheld or deducted where
                             such relevant party
                             received a payment under
                             this Agreement net of
                             such Tax

(b)    Other documents to be delivered are:

       PARTY REQUIRED   FORM/DOCUMENT/          DATE BY WHICH      COVERED BY
       TO DELIVER       CERTIFICATE             TO BE DELIVERED    SECTION 3(D)
       DOCUMENTS

       Party A and      Evidence satisfactory   Upon execution     Yes
       Party B          to the other party as   of this Agreement
                        to the authority of     and the relevant
                        its signatories to      Confirmation, as
                        this Agreement and to   applicable
                        each Confirmation
                        including specimen
                        signatures of such
                        signatories

       Party A and      Evidence satisfactory   Upon execution of  Yes
       Party B          to the other party as   this Agreement
                        to its capacity and
                        ability to enter into
                        this Agreement and
                        any Transaction
                        hereunder

       Party B          A legal opinion in a    Upon execution of  No
                        form satisfactory to    this Agreement
                        Party A

       Party B          A duly executed copy    Upon execution of  No
                        of the Trust Deed       this Agreement

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PART 4

MISCELLANEOUS

4.1    ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
       Agreement:

       Addresses for notices or communications to Party A:

       For notices regarding operation, payment and confirmation matters only, notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time), with a copy in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13 to:

       ADDRESS:           5 The North Colonnade, Canary Wharf, London E14 4BB
       ATTENTION:         Derivatives Director, Legal Division (marked urgent)
       FACSIMILE NO:      (+44) 207 773 4932TELEPHONE NO:(+44) 207 773 2224
       WITH A COPY TO:    Note Trustee
       ADDRESS:           One Canada Square, London E14 5AL

       Addresses for notices or communications to Party B:

       ADDRESS:           1 Churchill Place, London, E14 5HP
       ATTENTION:         The Directors
       FACSIMILE NO:      +44 870 242 2733
       WITH A COPY TO:    Note Trustee
       ADDRESS:           One Canada Square, London E14 5AL

4.2    PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

       Party A appoints as its Process Agent:      None
       Party B appoints as its Process Agent:      None

4.3    OFFICES. The provisions of Section 10(a) will apply to this Agreement.

4.4    MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:
       Party A is not a Multibranch Party, and will act through its London branch. Party B is not a Multibranch Party.

4.5 CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

4.6 CREDIT SUPPORT DOCUMENT. None in respect of Party A and none in respect of Party B.

4.7    CREDIT SUPPORT PROVIDER. Not applicable.

4.8 GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

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4.9    NETTING OF PAYMENTS. Section 2(c)(ii) of this Agreement will apply to
       Transactions entered into under this Agreement.

4.10   NO SET-OFF.

       (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c) or Section 6.

       (ii) Section 6(e) shall be amended by the deletion of the following sentence; "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any set-off.

4.11 "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

4.12   ADDITIONAL REPRESENTATION.

(a) Section 3 is amended by the addition at the end thereof of the following additional representations:

                "(g) NO AGENCY. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

(b)    The following additional representation shall be given by Party A only:

                "(h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

4.13   CALCULATIONS

       In the event that Party A is the sole Affected Party or Defaulting Party, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination Date) to proceed in accordance with Section 6 of the Agreement, subject to the following:

       (i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

       (ii) The following amendments shall be deemed to be made to the definitions of "MARKET QUOTATION":

                (a) the word "firm" shall be added before the word "quotations" in the second line;

                (b) the words "provided that the documentation relating thereto is either the same as this Agreement and the existing confirmations hereto (and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "P-1" by Moody's and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than "A1" by Moody's or Moody's has confirmed in writing such proposed documentation and proposed counterparty will not adversely impact the ratings of the Notes shall be added after "agree" in the sixteenth line; and

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                (c)    the last sentence shall be deleted and replaced with the
                       following:

                       "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the arithmetic mean of the quotations both in the case where (a) there would be a sum payable by Party B to Party A, and (b) there would be a sum payable by Party A to Party B. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

       (iii) For the purpose of the definition of "MARKET QUOTATION", and without limiting the general rights of Party B under the
                Agreement:

                (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to (iii)(C) below;

                (B) Party A shall, for the purposes of Section 6(e), be permitted to obtain quotations from Reference Market-makers; and

                (C) if no quotations have been obtained within 6 Local Business Days after: (i) the occurrence of the Early Termination Date; (ii) the date on which a request is made of Party A in accordance with sub-paragraph (iv) below; or (iii) such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined.

       (iv)     Party B will be deemed to have discharged its obligations under
                (iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain quotations from Reference Market-makers.

       (v) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

PART 5

OTHER PROVISIONS

5.1 OBLIGATIONS. In Section 2(a)(iii) the words "or Potential Event of Default" shall be deleted.

5.2    RATING EVENT

       (i) (x) If, at any time, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as A1 (or its equivalent) by Moodys (and, at such time, the long-term, unsecured and unsubordinated debt obligations of any co-obligor to Party A are not rated as high as A1 (or its equivalent) by Moodys (such ratings together the "MOODY'S REQUIRED RATINGS I")), then Party A will, at its own cost within 30 days from ceasing to meet Moody's Required Ratings I:

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       (a)      transfer all of its rights and obligations with respect to this
                Agreement to either (x) a replacement third party with the Moodys Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer or (y) a replacement third party agreed by Moodys; or

       (b) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Moodys Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer, or (y) a person agreed by Moodys; or

       (c)      take such other action as Party A may agree with Moodys; or

       (d) at its own cost, lodge collateral in an amount determined in accordance with the Moodys Criteria as set out in the Credit Support Annex to this Schedule in support of its obligations under this Agreement (or other lesser amount which might be agreed with Moody's).

       If any of (i)(x)(a), (i)(x)(b) or (i)(x)(c) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (i)(x)(d) above will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

       (i) (y) If, at any time, (i) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as A3 (or its equivalent) by Moody's or (ii) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as P-1 (or its equivalent) by Moody's (such ratings together the "MOODY'S REQUIRED RATINGS II") (and, at such time, the long-term, unsecured and unsubordinated debt obligations or the short-term, unsecured and unsubordinated debt obligations of any co-obligor to Party A are not rated as high as the Moody's Required Ratings I, then Party A will, on a best efforts basis and at its own cost attempt to:

                (a) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer or
                       (y) a replacement third party agreed by Moody's; or

                (b) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Moody's Required Ratings I domiciled in the same legal jurisdiction as Party A or the Issuer, or (y) a person agreed by Moody's; or

                (c) take such other action as Party A may agree with Moody's.

                Pending compliance with (i)(y)(a), (i)(y)(b) or (i)(y)(c) above, Party A will, at its own cost:

                (d) within the later of 10 days from ceasing to meet Moody's Required Ratings II or 30 days from ceasing to meet Moody's Required Ratings I, lodge collateral in an amount determined in accordance with the Moodys Criteria (as defined in the Credit Support Annex to this

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                       Schedule) in support of its obligations under this
                       Agreement (or other lesser amount which might be agreed with Moody's).

                If any of (i)(y)(a), (i)(y)(b) or (i)(y)(c) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to (i)(y)(d) above will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

                In relation to paragraphs 5.2(i)(x)(d) and 5.2(i)(y)(d) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by it of the mark-to-market value of the outstanding Transactions.

                If Party A fails to comply with 5.2(i)(y)(d) of the Schedule such failure shall give rise to an Event of Default with respect to Party A and shall be deemed to have occurred on the tenth day from ceasing to meet Moody's Required Ratings II with Party A as the Defaulting Party. Further, it shall constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of 5.2(i)(y)(d) of the Schedule, Party A has failed within 30 days of ceasing to meet Moody's Required Ratings II to either:

                (a) transfer all of its rights and obligations with respect to this Agreement to a replacement third party with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B; or

                (b) procure another person with the Required Ratings which is domiciled in the same legal jurisdiction as Party A or Party B to become co-obligor in respect of the obligations of Party A under this Agreement; or

                (c)    take such other action agreed with Moody's,

                and such Additional Termination Event shall be deemed to have occurred on the thirtieth day from Party A ceasing to meet Moody's Required Ratings II with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

                In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such Early Termination Date in respect of an Additional Termination Event under this Clause
                5.2 if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible (as Party B may, in its absolute discretion, determine) the economic and legal terms of the Terminated Transactions with Party A.

       (ii) (x) If, at any time, (i) the short-term unsecured, unsubordinated and unguaranteed debt obligations of Party A (or its successor) are assigned a rating of less than A-1+ by S&P (the "INITIAL S&P REQUIRED RATING") or (ii) any such rating is withdrawn by S&P, then Party A will, at its own cost, within 30 days from ceasing to meet the Iinitial S&P Required Rating, use its best endeavours (at the option of Party A) to:

                (a) transfer and assign its rights and obligations under this Agreement and the Transaction dated the same date hereof between Party A and Party B to either (x) a third party having the Initial S&P Required Rating or (y) a replacement third party agreed by S&P; or

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                (b)    enter into an agreement with a third party, having
                       either (x) the Initial S&P Required Rating or (y) a party agreed with S&P, which party will guarantee the obligations of Party A under this Agreement; or

                (c) at its own cost, lodge collateral in an amount (notwithstanding any provisions of any credit support annex in respect of this Agreement) determined in accordance with the then applicable S&P Criteria (as defined in the Credit Support Annex to this Schedule) in support of its obligations under this Agreement (or other lesser amount which might be agreed with S&P); or

                (d) find any other solution acceptable to S&P to maintain the then current rating of the Notes.

       (ii) (y) In the event that the rating of the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any credit support provider from time to time in respect of Party A ceases to be rated at least as high as BBB- by S&P and, as a result of such downgrading, the then current rating of the debt obligations of Party A are downgraded or placed under review for possible downgrade by S&P (a "SUBSEQUENT S&P REQUIRED RATING"), Party A will:

                (a) at its own cost and expense, use its reasonable endeavours to take the action set out in sub-paragraph
                       (ii)(x)(a), (b) or (d) above immediately upon the occurrence of Party A being assigned a rating of less than the Subsequent S&P Required Rating; and

                (b) if, at the time that Party A has been assigned a rating of less than the Subsequent S&P Required Rating, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to sub-paragraph (ii)(x)(c) above following Party A being assigned a rating of less than the Initial S&P Required Rating, continue to post collateral notwithstanding Party A being assigned a rating of less than the Subsequent S&P Required Rating until such time as the action set out in sub-paragraph (ii)(y)(a) above has been taken.

                If the action set out in sub-paragraph (ii)(y)(a) above is taken at any time, any collateral (or the equivalent thereof, is appropriate) transferred by Party A pursuant to sub-paragraph (ii)(x)(c) or (ii)(y)(b) above will be transferred to Party A and Party A will not be required to transfer any additional collateral in respect of such Subsequent S&P Required Rating.

       (iii) If Party A does not take the measures described in either (i) or (ii) above, such failure shall not be or give rise to an Event of Default (except in the case of a failure to post collateral on ceasing to meet Moody's Required Ratings II as set forth in 5.2(i)(y)) but shall constitute an Additional Termination Event (a "RATING EVENT") with respect to Party A and shall be deemed to have occurred on the thirtieth day following such downgrade (as appropriate) with Party A as the sole Affected Party and all Transactions shall be Affected Transactions. Further, it shall constitute an Additional Termination Event with respect to Party A if Party A fails to satisfy one of (a), (b) or (c) under paragraph 5.2(i)(y) above, (assuming for this purpose only that the words, "on a best efforts basis and", and, "attempt to", are deleted from that paragraph), and such Additional

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                Termination Event shall be deemed to have occurred on the
                thirtieth day following such downgrade (as appropriate) with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

5.3 DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT AND TERMINATION EVENTS. The provisions of Sections 5(a)(ii), 5(a)(iii), 5(a)(iv) and 5(a)(v), 5(a)(vii)(7) and (9) shall not apply with respect to Party B. Section 5(a)(vii)(6) shall be amended in respect of Party B to remove the words "seeks or" at the beginning of such Section 5(a)(vii)(6). Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to
       Section 5(a)(vii)(7) and (9) (except to the extent that such provisions remain unamended or modified).

5.4    AMENDMENT TO EVENTS OF DEFAULT AND TERMINATION EVENTS. At the end of
       Section 5(a)(i) the addition of the following:

       "(for the purposes of this Section failure to pay shall be deemed to include circumstances where payment is made by a party but is subsequently required to be repaid pursuant to any applicable laws or regulations)".

5.5 INDEMNIFIABLE TAX. For the purposes of Section 2(d)(i)(4) no tax shall be an Indemnifiable Tax.

5.6    GROSS-UP PROVISION

       Neither Party A nor Party B will in any circumstances be required to pay additional amounts in respect of any Indemnifiable Tax or be under any obligation to pay to the other any amount in respect of any liability of such other party for or on account of any Tax, and, accordingly, Section 2(d)(i)(4) and Section 2(d)(ii) of this Agreement shall not apply.

5.7 TRANSFERS. Section 7 of this Agreement is replaced in its entirety with the following:

       "(a)     GENERAL

                Save as provided in Part 5.2(i)(x)(a), (i)(y)(a) or (ii)(a) of the Schedule to this Agreement and this paragraph, neither party may transfer its interest hereunder or under any Transaction to another party.

       (b)      TRANSFERS BY PARTY A

                (i) Transfers by Party A if a Tax Event occurs and Party A is the Affected Party.

                       (a) Section 6(b)(ii) shall not apply and Party A and Party B will seek to find an alternative counterparty to replace Party A so that such Tax Event ceases; or

                       (b) Party A may, with the prior consent of Party B, S&P, Moodys and the Trustee, within 20 days after it gives notice under Section 6(b)(i) (or, if earlier, on the relevant Scheduled Payment Date next following the date upon which the Tax Event occurs) transfer all its rights and obligations under this Agreement in respect of the Affected Transactions to any of its offices or branches or any other person so that such Tax Event ceases to exist;

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                       (c)   In the event that Party A is unable to Transfer
                             the Affected Transactions in accordance with
                             Section 7(b)(i), a Termination Event will occur with both parties being Affected Parties.

                (ii)   Transfers by Party A for any other reason

                       Party A may with the prior written consent of Party B, S&P, Moodys and the Trustee, make a transfer of this Agreement to any Affiliate of Party A (but without prejudice to any other right or remedy under this Agreement);

                With respect to this Section 7(b), Party B, S&P, Moodys and the Trustee shall not be entitled to withhold their consent to a proposed transfer if:

                (1) any transferee of Party A enters into documentation identical or, subject to the Trustees consent, substantially identical to this Agreement and the documents executed in connection with this Agreement;

                (2) the short-term unsecured debt obligation of the transferee of Party A, as rated by S&P and Moodys is, at least "A-1+"/"Prime 1";

                (3) as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement;

                (4) a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer; and

                (5) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer.

       (c)      TRANSFERS BY PARTY B

                Neither this Agreement nor any interest in or under this Agreement or any Transaction may be transferred by Party B to any other entity save with Party As prior written consent EXCEPT THAT such consent is not required in the case of a transfer, charge or assignment to the Trustee as contemplated in the Deed of Charge. For the avoidance of doubt, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement to the Trustee (or any successor thereto) pursuant to and in accordance with the Deed of Charge and acknowledges notice of such assignment. Party A and Party B acknowledge that the provisions of this Agreement and any Transaction hereunder will be subject to (a) the priority of payments set out in the Ninth Schedule to the Trust Deed and (b) the Deed of Charge each dated of even date of this Agreement without regard to any subsequent amendments thereto.

                Any transfer by Party B shall be subject to the consent of the Trustee, S&P and Moodys."

5.8 REDUCTION OF PAYMENT OBLIGATIONS. In the event that any payment made by Party B to Party A under a Transaction is less than the amount which Party B would be required to pay Party A but for Part 5.9.2 below the payment obligation of Party A to Party B shall be rateably reduced to the extent of the reduction in the amount paid by Party B to Party A. For the avoidance of doubt the payment of a reduced amount by Party A under this Agreement shall not constitute a breach of the payment obligations specified in Section 2(a)(i).

5.9 NO LIABILITY AND NO PETITION. Party A shall not be entitled to have recourse for the payment or recovery of any monies owing to it by Party B under this Agreement to any asset of Party B except to the extent provided in the Deed of Charge. Accordingly:

       5.9.1    Party A agrees that it shall not:

                (i) take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all Party Bs revenues and assets; or

                (ii) have any right to take any steps for the purpose of obtaining payment of any amounts payable to it under this Agreement by Party B and shall not take any steps to recover any debts whatsoever owing to it by Party B, except as permitted by the Deed of Charge; and

       5.9.2 If the net proceeds of realisation of the security constituted by the Deed of Charge upon enforcement thereof in accordance with the provisions of the Deed of Charge are less than the aggregate amount payable in such circumstances by the Issuer to Party A and the other parties to the Deed of Charge (the "TRANSACTION PARTIES") (such negative amount being referred to herein as a "shortfall"), the obligations of Party B in respect of its obligations to Party A and the other Transaction Parties (for the avoidance of doubt, not in respect of the Notes of each Class) in such circumstances will be limited to such net proceeds which shall be applied in accordance with the order of priority set out in the Deed of Charge. In such circumstances, the other assets (if any) of Party B will not be available for payment of such shortfall, which shortfall shall be borne by the Transaction Parties in accordance with the order of priority set out in the Deed of Charge (applied in reverse order), the rights of the Transaction Parties (other than the Noteholders) to receive any further amounts in respect of such obligations shall be extinguished and none of the Transaction Parties (other than the Noteholders) may take any further action to recover such amounts.

                Only the Note Trustee may pursue the remedies available under applicable laws, under the Notes, the Deed of Charge and under the other Documents (including this Agreement) to enforce the rights of the Noteholders, Party A, the Note Trustee or the Expenses Loan Provider against the Issuer, and no Noteholder or any of Party A, the Note Trustee or the Expenses Loan Provider shall be entitled to proceed directly against the Issuer other than in accordance with the Deed of Charge (including, without limitation, Clause 17 (Limited Recourse; Non-Petition) thereof).

5.10 SUCCESSORS. References in this Agreement to the parties hereto, Party A and Party B shall (for the avoidance of doubt) include, where appropriate, any permitted successor or assign thereof.

5.11 DEFINITIONS. This Agreement, the Confirmations and each Transaction hereunder are subject to the 2000 ISDA Definitions (as published by the International Swap and Derivatives Association, Inc.) (the "DEFINITIONS") and will be governed in all respects by the provisions set forth in the Definitions, without regard to any amendments subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed to be part of this Agreement and each Confirmation as if set forth in full in this Agreement and in each such Confirmation. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. Words and expressions used in this Schedule which are not defined herein or in the Definitions shall have the same meanings as are given to them in the Confirmation. Terms defined or referred to in (a) the Trust Deed dated of even date with this Agreement and executed by Party B and the Note Trustee and (b) the Master Definitions Schedule dated 24 October 2002 (as amended from time to time) and executed by, inter alia, Party A and Party B (the "MASTER DEFINITIONS SCHEDULE") shall, where the context permits, bear the same respective meanings herein. In the event of any conflict between the Master Definitions Schedule and the definitions in the Trust Deed, the definitions in the Trust Deed shall prevail.

5.12 BENEFIT OF AGREEMENT. Any legal entity into which Party A is merged or converted or any legal entity resulting from any merger or conversion to which Party A is a party shall, to the extent permitted by applicable law, be a party to this Agreement in place of Party A without any further act or formality.

5.13 RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

       5.13.1 NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

       5.13.2 ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

       5.13.3 STATUS OF PARTIES. The other party is not acting as fiduciary for or an adviser to it in respect of that Transaction.

5.14   Section 2(b) is hereby amended to read in its entirety as follows:

       CHANGE OF ACCOUNT. Party A may change its account for receiving payment or delivery by giving notice to Party B at least ten Local Business Days prior to the scheduled date for payment or delivery to which such change applies unless Party B gives timely notice of a reasonable objection to such change. Party B may change its account for receiving payment or delivery by giving notice to Party A at least ten Local Business Days prior to the scheduled date for payment or delivery to which such change applied unless Party A gives timely notice of a reasonable objection to such change.

5.15 SEPARATE AGREEMENTS Section 1(c) (Single Agreement) will be deleted and replaced with the following:

       "Each Transaction is entered into on the basis that this Master Agreement (including the Schedule) is incorporated by reference into the Confirmation relating to that Transaction so that this Master Agreement and the relevant Confirmation shall form a single agreement with respect to that Transaction. This Master Agreement shall not be construed to form a single agreement with two or more Confirmations together unless specific provision to that effect is made in the relevant Confirmation. Accordingly, all references to this "AGREEMENT" mean, with respect to any Transaction, this Master Agreement together with the Confirmation relating to that Transaction. It is understood that the parties would not enter into any Transaction except on the foregoing terms."

5.16 INCONSISTENCY In the event of an inconsistency among or between any of the following documents, the relevant document first listed below shall govern.

                (i)    Confirmation;

                (ii)   Schedule;

                (iii)  Definitions.

5.17 RECORDING OF TELEPHONE CONVERSATIONS. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties. Party A agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it.

5.18 SEVERABILITY. Any provision of this Agreement which is prohibited (for reasons other than those constituting an illegality) or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provision in any other jurisdiction unless the severance shall substantially impair the benefits of the remaining portions of this Agreement or change the reciprocal obligations of the parties.

5.19 CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999. A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Party) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

IN WITNESS whereof, the parties have executed this Schedule by their duly authorised officers as of the date hereof.

       BARCLAYS BANK PLC                      GRACECHURCH CARD FUNDING
                                              (NO. 11) PLC

By:                                    By:

       Name:                                  Name: pp SFM Directors Limited

       Title:                                 Title:   Director

       Date:                                  Date:

BARCLAYCARD 11 - CLASS B CONFIRMATION

                              Confirmation to the
                     1992 ISDA Master[REGISTER] Agreement
                    relating to the Class B Swap Agreement
                           Dated [28] November 2005

GRACECHURCH CARD FUNDING (NO. 11) PLC

Re: Transaction between Barclays Bank PLC ("PARTY A") and Gracechurch Card Funding (No. 11) PLC ("PARTY B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "SWAP TRANSACTION"). References herein to a TRANSACTION shall be deemed to be references to a SWAP TRANSACTION for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA MASTER") dated as of [] November 2005, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "AGREEMENT"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Party A:                           Barclays Bank PLC

       Party B:                           Gracechurch Card Funding (No. 11) PLC

       Trade Date:                        [*] November 2005

       Effective Date:                    [28] November 2005; provided,
                                          however, that effectiveness is
                                          subject to the issuance of the Notes
                                          and the receipt by the Series 05-4
                                          Issuer on or prior to [28] November
                                          2005 of unconditional confirmation
                                          that upon issue the Class B Notes
                                          will be rated A1 by Moody's and A by
                                          Standard & Poor's.

       Termination Date:                  15 November 2008, subject to
                                          adjustment in accordance with the
                                          Following Business Day Convention,
                                          and subject to adjustment in
                                          accordance with Section 3.3 below

       Business Days:                     Any day other than a Saturday, a
                                          Sunday or a day on which banking
                                          institutions in London, England or
                                          New York, New York are authorised or
                                          obliged by law to be closed

       Calculation Agent                  Party A

       INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS

       Party A Initial Exchange Amount:   GBP [*]

       Party A Initial Exchange Date:     Effective Date

       Party A Final Exchange Amount:     Party A Currency Amount on the
                                          Termination Date

       Party A Final Exchange Date:       Termination Date

       Party B Initial Exchange Amount:   USD [*]

       Party B Initial Exchange Date:     Effective Date

       Party B Final Exchange Amount:     Party B Currency Amount on the
                                          Termination Date

       Party B Final Exchange Date:       Termination Date

       PARTY A FLOATING RATE AMOUNTS

       Party A Floating Rate Payer:       Party A

       Party A Currency Amount:           USD [*] (subject to adjustment during
                                          the Redemption Period as set out
                                          herein)

       Party A Floating Rate Payer
       Period End Dates:                  The 15th day of each calendar month
                                          from and including 15 January 2006 to
                                          and including the Termination Date,
                                          in each case subject to adjustment in
                                          accordance with the Following
                                          Business Day Convention

       Party A Floating Rate Payer
       Payment Dates:                     Each Party A Floating Rate Payer
                                          Period End Date. Party A will provide
                                          a clearing system notice as to the
                                          amount to be paid on each Party A
                                          Floating Rate Payer Payment Date 2

                                          Business Days prior to each such
                                          Party A Floating Rate Payer Payment
                                          Date

       Party A Floating Rate Option:      USD-LIBOR-BBA

       Designated Maturity:               1 month, except for the initial
                                          Calculation Period which shall be the
                                          linear interpolation of one and two
                                          months

       Spread:                            [*]%

       Party A Floating Rate

       Day Count Fraction:                Actual/360

       Reset Dates:                       First day of each Calculation Period

       Compounding:                       Inapplicable

       PARTY B FLOATING RATE AMOUNTS

       Party B Floating Rate Payer:       Party B

       Party B Currency Amount:           GBP [*] (subject to adjustment during
                                          the Redemption Period as set out
                                          below)

       Party B Floating Rate Payer
       Period End Dates:                  The 15th day of each February, May,
                                          August and November to and including
                                          the Termination Date, in each case
                                          subject to adjustment in accordance
                                          with: (a) the Following Business Day
                                          Convention, and (b) the Redemption
                                          Period as set out below (following
                                          which the Party B Floating Rate Payer
                                          Period End Date shall be the Amended
                                          Party B Floating Rate Payer Period
                                          End Date)

       Party B Floating Rate Payer
       Payment Dates:                     15 January 2006 and thereafter the
                                          15th day of each calendar month to
                                          and including the Termination Date,
                                          in each case subject to adjustment in
                                          accordance with the Following
                                          Business Day Convention

       Party B Floating Rate Option:      GBP-LIBOR-BBA

       Designated Maturity:               3 months (subject to adjustment
                                          during the Redemption Period as set
                                          out below), except for the initial
                                          Calculation Period which shall be
                                          the linear interpolation of one and
                                          two months and the second which shall
                                          be one month

       Spread:                            [*]%

       Party B Floating Rate
       Day Count Fraction:                A fraction, the numerator of which is
                                          the actual number of days in the
                                          period from (and including) one Party
                                          B Floating Rate Payer Period End Date
                                          to (but excluding) the next following
                                          Party B Floating Rate Payer Period
                                          End Date and the denominator of which
                                          is 365 (or 366 in the case of any
                                          Calculation Period ending in a leap
                                          year) as calculated in accordance
                                          with the interest rate applicable to
                                          the Series 05-4 Class B Debt Amount

       Reset Dates:                       First day of each Calculation Period

       Compounding:                       Inapplicable

3.     DETAILS OF VARIATION TO AGREEMENT:

3.1 TAXATION: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

3.2    INTEREST DEFERRAL:

(A1) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount of MTN Issuer Available Funds (Series 05-4 Class B), and hence the amount of Party B Available Funds (Series 05-4 Class B), is less than the Party B Floating Rate Amount calculated for such Party B Floating Rate Payer Payment Date (the amount of any such reduction, the "DEFERRED INTEREST AMOUNT" for that Party B Floating Rate Payer Payment Date). "MTN ISSUER AVAILABLE FUNDS (SERIES 05-4 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to Barclaycard Funding PLC (the "MTN ISSUER") by the Receivables Trustee (and deposited in the Series 05-4 Distribution Account) on the related Distribution Date in respect of the Class B Monthly Finance Amount (provided that, for the avoidance of doubt, MTN Issuer Available

       Funds (Series 05-4 Class B) excludes any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts). "PARTY B AVAILABLE FUNDS (SERIES 05-4 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Party B Floating Rate Payer Payment Amount calculated for that Party B Floating Rate Payer Payment Date in accordance with the priority of payments set forth in the Trust Deed (provided that, for the avoidance of doubt, Party B Available Funds (Series 05-4 Class B) shall exclude any amounts received by Party B in respect of Further Interest on the Series 05-4 MTN Certificate).

       The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "REDUCTION RATIO" is a fraction equal to:

                   Deferred Interest Amount
              -----------------------------------
              Aggregate Party B Payment Amount

       The "AGGREGATE PARTY B PAYMENT AMOUNT" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) In the event that, on any Party B Floating Rate Payer Payment Date, there are any MTN Issuer Make-up Funds (Series 05-4 Class B) and hence any Party B Make-up Funds (Series 05-4 Class B) (any such amount for the relevant Party B Floating Rate Payer Payment Date, an "ADDITIONAL PARTY B AMOUNT"), the obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased by the Additional Party B Amount.

       Accordingly, on such Party B Floating Rate Payer Payment Date, Party B shall pay the Party B Floating Rate Amount that would otherwise have been calculated for that Party B Floating Rate Payer Payment Date as well as any Additional Party B Amount. "MTN ISSUER MAKE-UP FUNDS (SERIES 05-4 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to the MTN Issuer on the related Distribution Date by deposit to the Series 05-4 Distribution Account in respect of either of the following: (a) the Class B Deficiency Amount (if and to the extent that the same is attributable to the Class B Monthly Finance Amount for any earlier Distribution Date); and (b) the Class B Additional Finance Amount (if and to the extent that the same is attributable to the Class B Deficiency Amount for any earlier Distribution Date), provided that, for the avoidance of doubt, the MTN Issuer Make-up Funds (Series 05-4 Class
       B) shall exclude any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts. "PARTY B MAKE-UP FUNDS (SERIES 05-4 CLASS B)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the

       Additional Party B Amount in accordance with the priority of payments set forth in the Trust Deed, provided that, for the avoidance of doubt, Party B Make-up Funds (Series 05-4 Class B) shall exclude any amounts received by Party B in respect of Further Interest on the Series 05-4 MTN Certificate.

       The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "ADDITIONAL PARTY A AMOUNT") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "INCREASE RATIO" is a fraction equal to:

                   Additional Party B Amount
              ------------------------------------
               Aggregate Party B Payment Amount

3.3    REDEMPTION PERIOD.

       On the earliest to occur of (a) the Series 05-4 Scheduled Redemption Date in the event that the Series 05-4 Class B Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period, or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "REDEMPTION TRIGGER") then the following provisions shall apply.

       The "REDEMPTION PERIOD END DATE" is the earlier of (a) the Party B Floating Rate Payer Payment Date falling on 15 November 2010, and (b) the date upon which the Series 05-2 Class B Debt Amount is redeemed in full.

       From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "REDEMPTION PERIOD".

       During the Redemption Period:

       (a) the Party B Floating Rate Payer Period End Date shall be amended (each such Party B Floating Rate Payer Period End Date thereafter, an "AMENDED PARTY B FLOATING RATE PAYER PERIOD END DATE") to be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, provided that if the Redemption Period commences on a day other than a date which would otherwise have been a Party B Floating Rate Payer Period End Date (but for adjustment in accordance with this Section 3.3) then the first Amended Party B Floating Rate Payer Period End Date shall be the Party B Floating Rate Payer Period End Date which would have occurred but for adjustment in accordance with this Section 3.3 and thereafter each Amended Party B Floating Rate Payer Period End Date shall be the 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention; and

        (b) the Designated Maturity for Party B shall change to 1 month commencing on the first Amended Party B Floating Rate Payer Period End Date.

3.4 AMORTISATION OF PARTY A CURRENCY AMOUNT AND PARTY B CURRENCY AMOUNT DURING REDEMPTION PERIOD

       During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 05-4 Scheduled Redemption Date if the Redemption Trigger falls on the Series 05-4 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 05-4 Issuer Account and referable to the Series 05-4 Class B Debt Amount and credited to the Class B Notes Principal Ledger (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

       During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 05-4 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 05-4 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

       A = the Party A Currency Amount calculated on the Effective Date

       B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

       C = the Party B Currency Amount calculated on the Effective Date.

       On each Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount, if any.

       If the Termination Date occurs at the end of the Redemption Period, to the extent that, on the Termination Date, there are no funds in respect of principal deposited in the Series 05-4 Distribution Account for Class B, and hence no funds (in respect of principal) deposited by the MTN Issuer in the Series 05-4 Issuer Account and referable to the Series 05-4 Class B Debt Amount, on and with effect from on the Termination Date each of the Party B Currency Amount and the Party A Currency Amount shall be reduced to zero.

4.     ACCOUNT DETAILS

            Account for       Barclays Bank PLC

            Payments to       SWIFT: BARCGB22
            Party A in GBP:   Sort code: 20-00-00
                              Beneficiary: Barclays Swaps
                              Beneficiary Account: 00152021

            Account for       Bank: Federal Reserve Bank Of New York, New York
            Payments to       ABA No: 026-0025-74
            Party A in USD    Account Name: Barclays Bank PLC NY
                              SWIFT: BARCUS33
                              Beneficiary: Barclays Swaps and Options Group NY
                              Beneficiary Account: 050-01922-8

            Account for       Barclays Bank PLC
            Payments to       Sort code: 20-19-90
            Party B in GBP:   Series 05-4 Issuer Sterling Account number:
                              30933929

            Account for       Barclays Bank PLC
            Payments to       Sort code: 20-19-90
            Party B in USD:   Series 05-4 Issuer USD Account number: [*]

5.     CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

       Barclays Bank PLC

       Attention:             Derivatives Director, Legal Division (marked
                              urgent)
       Telephone:             +44 20 7773 2224
       Fax No:                +44 20 7773 4932

6.     GOVERNING LAW:  England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                  BARCLAYS BANK PLC

                                  By:

                                  Title:

                                  Confirmed as of the date first written:

                                  GRACECHURCH CARD FUNDING (NO.11) PLC

                                  By:     For and on behalf of SFM Directors
                                          Limited

                                  Title:  Director

                                     - 9 -